August 7, 1997

Dear Fellow Shareholder:

     PHILIPPINE STOCK MARKET PERFORMANCE: The Philippine stock market composite index (Phisix) retreated by 12.9% in U.S. dollar terms in the second quarter of 1997. For the Fund's fiscal year ended June 30, 1997, the Phisix declined by 14.8%. The market is undergoing an extended correction after peaking at an all-time high in February.

     FUND'S NAV PERFORMANCE: The First Philippine Fund's net asset value (NAV) per share stood at $16.61 on June 30, 1997 -- declining by 14.3% in the June quarter of 1997 and down by 15.3% for the fiscal year ended June 30, 1997 (after adjusting for the 1996 dividend of $1.50 per share). Since the Fund's inception, however, the Fund's NAV has appreciated by 133.3% (adjusted for all dividends and the effect of the rights offering in 1995) -- still significantly outperforming the Phisix which has appreciated by only 73.1% in U.S. dollar terms over this period.

     FUND'S SHARE PRICE PERFORMANCE: The Fund's share price closed at $13.75 on June 30, 1997 -- a 12.70% decrease in the June quarter of 1997. The share price's discount to NAV narrowed slightly to 17.2% from 18.7% at the end of the March quarter.

     WHAT HAS CAUSED THE CORRECTION IN THE STOCK MARKET? The decline in the Phisix in the second quarter of 1997 has been attributed to the following:

o Weaker-than-expected results with utilities and some blue chip companies showing slowing profit growth.

o  Slowdown on high-end projects pointed to weakness in the property sector.

o Speculative attack on the Philippine peso and other Asian currencies as questions about the competitiveness of the region arose.

o Concerns about the impact of a peso depreciation on banks' asset quality and the economy in general.

o Unjustified comparison with Thailand which is experiencing problems with its property and banking sectors plus weak export growth and a high current account deficit.

Market sentiment weakened despite proof of healthy fundamentals --

o  Lower-than-expected inflation numbers in recent months.

o  First quarter GNP growth of 6.1%, in line with sustainable growth targets.

o Upgrades of the country's bonds and notes by Moody's, S&P, and other rating agencies.

o Continued strong export growth and a narrowing trade deficit in the first four months of the year.

o  Absence of any signs of a property bubble.

o  A manageable current account deficit.

o Strongly capitalized banking industry which should be able to weather any weakening of the economy and any potential increase in non-performing loans.

     WHAT HAS HAPPENED SINCE THE END OF JUNE? The Thai baht was floated on July 2 resulting in a 19% depreciation of that currency. Currency speculators next focused on the Philippine peso and other Asian currencies. The Bangko Sentral ng Pilipinas defended the currency at the expense of interest rates and foreign reserves. On July 11, the peso was floated, leading to an immediate depreciation of 11.6%. The Phisix has declined by an additional 4.96% in peso terms since the end of June, and by a more substantial 11.99% in U.S. dollar terms.

     WHAT IS THE IMPACT OF THE PESO DEPRECIATION ON THE ECONOMY? In the short-term, depreciation will lead to higher inflation which will be met by higher interest rates. This will slow economic growth. This may be offset, however, by stronger growth in the export and tourism industries. Foreign debt will be revised upwards in peso terms, but customs collection should improve, resulting in a minimal effect on the fiscal balance. Depreciation also creates a price disincentive for importers, helping the country's trade and current account positions. The peso's volatility will remain for some time, but longer-term, the economy will gain from having a more realistic and market-determined exchange rate.

     As for the corporate sector, the depreciation will negatively affect heavy importers and companies with large amounts of unhedged dollar debt. The obvious beneficiaries are the export-oriented companies and international telecommunications firms as both, for the most part, have U.S.-dollar revenues and peso costs. Port operators will benefit from stimulated exports. Banks may also benefit as high interest rates and long dollar positions should offset any decline in asset quality caused by the depreciation.

     WHAT IS THE IMPACT OF THE PESO DEPRECIATION ON THE FUND? As a majority of the Fund's holdings are in pesos, the depreciation has negatively affected the Fund's NAV. However, seeing the pressure being put on the peso, the Fund converted its peso cash holdings into U.S. dollars just before the depreciation, thus preserving its value. At present, about 15% of the Fund is in U.S. dollars or dollar-based securities. This provides a hedge against the volatility of the peso.

     WHAT IS THE OUTLOOK FOR THE PHILIPPINE STOCK MARKET? The short-term outlook for the stock market will continue to be weak despite attractive valuations. Any upside will be limited by uncertainty on the peso and other regional currencies, high interest rates, weak interim results, and political noise ahead of the elections. Earnings growth momentum is expected to slow as competition intensifies and government begins to address overheating concerns.

     However, we firmly believe that the economy and its corporations continue to be fundamentally attractive for the longer-term. After the bears have their day, too-lofty growth expectations should be replaced by more realistic and sustainable scenarios. The fundamentals for both the economy (e.g., economic liberalization, export growth, market-oriented reforms) and the corporate sector (e.g., low gearing levels, net cash positions, new capacity) remain sound.

     Although short-term volatility will remain, for long-term investors like the Fund, bargains abound. We intend to remain selective, however, and focus now on companies that have the fundamental strengths, competitive advantages, and industry leadership to anchor this long-term growth.

     On behalf of The First Philippine Fund, thank you for your continued support.

                                          Sincerely yours,

                                          /s/ Lilia C. Clemente
                                          -------------------------------------
                                              Lilia C. Clemente
                                              President and Director

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS
June 30, 1997



                                                                                        Number of
                                                                                           Shares           Value
-----------------------------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES -- (98.7%)
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK (96.0%)
Banking -- (14.6%)
  Bankard, Inc. (c)                                                                     6,470,000  $    1,017,681
  Bank of the Philippine Islands                                                          778,000       4,953,911
  Far East Bank and Trust Company                                                         100,044         250,262
  Metro Bank & Trust Company                                                              557,464      11,832,165
  Philippine Commercial International Bank                                                507,138       4,901,463
  Philippine Savings Bank (c)                                                           2,621,055       3,973,704
  Security Bank Corp. (c)                                                                 147,072         175,590
  Union Bank of Philippines (c)                                                           200,000         187,614
-----------------------------------------------------------------------------------------------------------------
                                                                                                       27,292,390
-----------------------------------------------------------------------------------------------------------------
Conglomerates (17.9%)
  Alsons Consolidated Resources (c)                                                    28,205,000       1,389,725
  Ayala Corp. -- A                                                                     24,959,556      17,737,708
  Benpres Holdings GDR (c) (g)                                                            742,491       5,308,811
  First Philippine Holdings -- A                                                        2,570,400       2,313,789
  Guoco Holdings (Phils), Inc.                                                          4,360,000         512,280
  Metro Pacific Corporation                                                            20,682,156       4,468,173
  Uniwide Holdings, Inc. (c) (e)                                                        8,687,000       1,712,113
-----------------------------------------------------------------------------------------------------------------
                                                                                                       33,442,599
-----------------------------------------------------------------------------------------------------------------
Construction/Engineering (4.4%)
  Bacnotan Consolidated Industries                                                        242,299         358,159
  Davao Union Cement -- A (b)                                                          15,266,622       1,735,895
  DMCI Holdings Inc. (c)                                                               10,354,000       3,414,183
  HI Cement Corp. (e)                                                                   5,430,000       1,029,033
  Seacem Holdings (c)                                                                  32,640,000       1,583,505
-----------------------------------------------------------------------------------------------------------------
                                                                                                        8,120,775
-----------------------------------------------------------------------------------------------------------------
Electronics (1.6%)
  Ionics Circuits, Inc.                                                                   150,000          82,436
  Matsushita Electric Philippines (b)                                                   5,875,026       2,282,407
  Solid Group, Inc. (e)                                                                 4,150,000         676,357
-----------------------------------------------------------------------------------------------------------------
                                                                                                        3,041,200
-----------------------------------------------------------------------------------------------------------------
Food and Beverage (13.3%)
  Alaska Milk Corp. (c)                                                                10,708,000       1,034,923
  La Tondena Distillers, Inc.                                                           1,897,800       4,567,552
  San Miguel Corp. -- A                                                                10,818,885      17,632,355
  Selecta Dairy Products, Inc.                                                          2,500,000         236,886
  Universal Robina                                                                      3,702,000       1,346,998
-----------------------------------------------------------------------------------------------------------------
                                                                                                       24,818,714
-----------------------------------------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements

                                                                                        Number of
COMMON STOCK (CONTINUED)                                                                   Shares           Value
-----------------------------------------------------------------------------------------------------------------
Oil (0.0%)
  Philodrill Corp. -- A (c)                                                            44,334,545  $       13,443
  Philodrill Corp. -- B (c)                                                            39,436,363          12,705
-----------------------------------------------------------------------------------------------------------------
                                                                                                           26,148
-----------------------------------------------------------------------------------------------------------------
Port Operations (4.0%)
  Asian Terminals, Inc. (c)                                                            20,474,990       3,724,983
  International Container Terminal Services, Inc. (c)                                   6,928,000       3,544,876
  Keppel Philippines Holdings -- A (c)                                                  1,152,463         109,201
-----------------------------------------------------------------------------------------------------------------
                                                                                                        7,379,060
-----------------------------------------------------------------------------------------------------------------
Real Estate Development (27.4%)
  Ayala Land, Inc. -- B                                                                26,292,770      24,166,149
  Belle Corporation (c)                                                                19,400,008       5,661,767
  C & P Homes, Inc.                                                                     8,616,750       3,233,241
  Empire East Land Holdings (c) (e)                                                     4,881,000         739,994
  Filinvest Land, Inc.                                                                 18,187,499       4,549,632
  Pryce Properties Corp. (c)                                                           40,250,000       2,745,982
  Robinson's Land -- B (c)                                                             19,000,000       2,448,454
  SM Prime Holdings, Inc.                                                              23,700,000       7,006,519
  Universal Rightfield Property (c)                                                     6,100,000         635,802
-----------------------------------------------------------------------------------------------------------------
                                                                                                       51,187,540
-----------------------------------------------------------------------------------------------------------------
Telecommunications (5.4%)
  Digital Telecommunications (b) (c) (h)                                               11,250,000         497,460
  Globe Telecom (c)                                                                     1,517,417         575,128
  Philippine Long Distance Telephone ADR (f)                                              130,510       8,385,268
  Pilipino Telephone Company (c) (e)                                                    1,217,500         611,426
-----------------------------------------------------------------------------------------------------------------
                                                                                                       10,069,282
-----------------------------------------------------------------------------------------------------------------
Utilities (7.4%)
  Manila Electric Co. -- A                                                              2,732,210       9,009,334
  Petron Corp.                                                                         18,870,001       4,791,882
-----------------------------------------------------------------------------------------------------------------
                                                                                                       13,801,216
-----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $113,045,969)                                                                              179,178,924
-----------------------------------------------------------------------------------------------------------------
ENTITLEMENTS (0.0%)
Banking
  Far East Bank and Trust Company (i) (Cost $0)                                           200,088               0
-----------------------------------------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements

                                                                                                Par
SCHEDULE OF INVESTMENTS (CONTINUED)                                              Maturity      (000)           Value
--------------------------------------------------------------------------------------------------------------------
BONDS -- (0.7%)
  Bacnotan Consolidated Ind. Convertible Bond 5.50%                              06/21/04     $1,750  $    1,312,500
     (Cost $1,750,000)
--------------------------------------------------------------------------------------------------------------------
CALL ACCOUNTS -- (2.0%)
  Philippine Peso (d)
  (Cost $3,707,930)                                                                                        3,706,486
--------------------------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES                                                                              184,197,910
--------------------------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES -- (1.3%)
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- (1.3%)
  American Express
     6.1521%
       (Cost $2,377,000)                                                         07/01/97      2,377       2,377,000
--------------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                                             2,377,000
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- (100%)
     (Cost $120,880,899) (a)                                                                          $  186,574,910
                                                                                                      ==============


(a) Aggregate cost is the same for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:




         Excess of market value over tax cost                                                       $   77,719,280
         Excess of tax cost over market value                                                          (12,025,269)
                                                                                                    --------------
                                                                                                    $   65,694,011
                                                                                                    --------------
                                                                                                    --------------


(b)        At fair value as determined by the Board of Directors.
(c)        Non-income producing security.
(d)        Daily interest is being accrued at a rate of 4% of the outstanding balance.
(e)        Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(f)        ADR -- American Depository Receipt.
(g)        GDR -- Global Depository Receipt.
(h)        Securities restricted for resale until November 1997.


                                                                                                       Fair Value
                                                                                                           at
                                                 Date of                   Average    Percentage of     June 30,
Description                                    Acquisition     Shares       Cost       Net Assets         1997
-----------------------------------------------------------------------------------------------------------------
Digital Telecommunications                      1/15/93      11,250,000    $0.0442     0.26%            $497,460

(i) Entitlements represent the right to subscribe to additional shares of the respective company's common stock.



                 See Accompanying Notes to Financial Statements


THE FIRST PHILIPPINE FUND INC.
STATEMENT OF ASSETS AND LIABIILITIES                                                                June 30, 1997


-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value (Cost $117,172,969)............................................................ $182,868,424
Cash (including Philippine pesos of $3,706,486 with a cost of $3,707,930)...........................    3,751,573
Dividends receivable................................................................................      210,670
Interest receivable.................................................................................       41,310
Receivable for investments sold.....................................................................      946,219
-----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS........................................................................................  187,818,196
-----------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased...................................................................      526,720
Accrued expenses payable............................................................................      826,219
-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                       1,352,939
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
 (applicable to 11,225,000 common shares outstanding)............................................... $186,465,257
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
 ($186,465,257 divided by 11,225,000)...............................................................  $     16.61
-----------------------------------------------------------------------------------------------------------------
Net assets consist of:
 Capital stock......................................................................................  $   112,250
 Paid-in capital....................................................................................  125,402,538
 Accumulated net investment loss....................................................................      (54,479)
 Accumulated net realized loss on investments.......................................................   (4,684,928)
 Accumulated net unrealized appreciation on investments, foreign currency
   holdings, and other assets and liabilities denominated in foreign currency.......................   65,689,876
-----------------------------------------------------------------------------------------------------------------
NET ASSETS.......................................................................................... $186,465,257
-----------------------------------------------------------------------------------------------------------------

                                                                                                          For the
                                                                                                       Year Ended
STATEMENT OF OPERATIONS                                                                             June 30, 1997
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest (net of taxes withheld $19,006)...........................................................  $   395,308
 Dividends (net of taxes withheld $327,685).........................................................    1,023,871
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME.............................................................................    1,419,179
-----------------------------------------------------------------------------------------------------------------
EXPENSES
 Investment advisory fee............................................................................    2,156,485
 Custodian fees.....................................................................................      505,066
 Trustee fee........................................................................................      323,476
 Administration fee.................................................................................      215,648
 Transfer agent fees................................................................................        6,000
 Legal fees.........................................................................................      160,000
 Printing...........................................................................................       44,999
 Directors fees.....................................................................................       70,000
 Audit fees.........................................................................................       65,361
 Insurance..........................................................................................       11,096
 Miscellaneous......................................................................................      224,999
-----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES......................................................................................    3,783,130
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS.................................................................................   (2,363,951)
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY
 HOLDINGS, AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
 Net realized loss on:
   Security transactions............................................................................   (4,684,928)
   Foreign currency transactions....................................................................      (66,508)
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
   Investments......................................................................................  (27,367,363)
   Foreign currency holdings and other assets and liabilities denominated in foreign currency.......       (4,206)
-----------------------------------------------------------------------------------------------------------------
 Net realized and unrealized losses on investments, foreign currency holdings and other assets and liabilities denominated in foreign currency......................................................  (32,123,005)
-----------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................ $(34,486,956)
-----------------------------------------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements

                                                                                        For the         For the
                                                                                     Year Ended      Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                               June 30, 1997   June 30, 1996
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment loss.......................................................  $   (2,363,951) $   (2,215,985)
     Net realized gain (loss) on security transactions.........................      (4,684,928)     25,276,561
     Net realized loss on foreign currency transactions........................         (66,508)        (77,029)
     Net change in unrealized appreciation (depreciation) on investments, foreign currency holdings and other assets
       and liabilities denominated in foreign currency.........................     (27,371,569)     (5,601,312)
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations..............     (34,486,956)     17,382,235
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net realized long-term gains ($1.50 & $1.02 per share, respectively).........     (16,837,500)    (11,449,500)
---------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets......................................     (51,324,456)      5,932,735
  Net assets:
     Beginning of period.......................................................     237,789,713     231,856,978
---------------------------------------------------------------------------------------------------------------
     End of period (including accumulated loss of ($54,479) and ($41,339), respectively)...........................................................  $  186,465,257  $  237,789,713
===============================================================================================================


                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)


                                                                            For the Year Ended June 30,
--------------------------------------------------------------------------------------------------------------------
                                                                 1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $   21.18  $   20.66  $   23.11  $   14.84  $   14.58
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                              (0.21)     (0.20)     (0.20)     (0.22)     (0.07)
  Net realized and unrealized gains (losses) on investments, foreign currency holdings and other assets and
    liabilities denominated in foreign currencies                  (2.86)      1.74       1.27       9.25       0.90
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations               (3.07)      1.54       1.07       9.03       0.83
--------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                --         --         --         --         --
  Distributions from net realized long-term gains                  (1.50)     (1.02)     (0.85)     (0.18)     (0.32)
  Distributions from net realized short-term gains                    --         --      (1.25)     (0.58)     (0.25)
--------------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS                                  (1.50)     (1.02)     (2.10)     (0.76)     (0.57)
--------------------------------------------------------------------------------------------------------------------
DILUTIVE EFFECT OF CAPITAL SHARE OFFERING                             --         --      (1.42)        --         --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   16.61  $   21.18  $   20.66  $   23.11  $   14.84
--------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD                          $   13.75  $   16.88  $   16.88  $   18.25  $   13.00
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
  Based on market value*                                          (10.88)%     7.03%      7.06%     45.62%     19.19%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                           $ 186,465  $ 237,790  $ 231,857  $ 207,498  $ 133,306
Ratios to average net assets:
  Operating expenses                                                1.75%      1.77%      1.82%      1.79%      1.72%
  Interest expense                                                    --         --       0.06%        --         --
                                                               ---------  ---------  ---------  ---------  ---------
  Total expenses                                                    1.75%      1.77%      1.88%      1.79%      1.72%
  Net investment loss                                              (1.10)%    (1.00)%    (1.01)%    (1.08)%    (0.45)%
Portfolio turnover                                                 15.32%     24.20%     20.50%     39.35%     37.30%
Average Commission Rate (a)                                    $  0.0001  $  0.0022        N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------------------


  * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. The rights offering in the year ended June 30, 1995, was fully subscribed under the terms of the rights offering. Total investment return does not reflect sales charges and brokerage commissions.

(a) Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning after September 1, 1995.

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1997
------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities totaling $4,515,762 (2.42% of net assets), for which market values are not readily available or average trading volume is small relative to the Fund's holdings, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Short-term investments having a maturity 60 days or less are valued on the basis of amortized cost.

2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the year ended June 30, 1997, no U.S. Federal income or excise tax provision was required. Dividends and interest income are subject to withholding tax at various rates not exceeding 25% and such tax is recorded on the accrual basis at the time when the related income is recorded.

   During the year ended June 30, 1997, the Fund realized capital losses of $4,684,928 which are available as a reduction of future net capital gains realized before the year 2005.

4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, and other assets and liabilities at the Philippine peso exchange rate at the end of the period; and

   (II) purchases and sales of investment securities, income and expenses at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

   The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

------------

   The change in unrealized appreciation or depreciation of foreign currency holdings and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

   Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward currency contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distribution in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

   Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 1996 incurred and will elect to defer net foreign currency losses of $54,479 during the year ended June 30, 1997. As of June 30, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency losses and net operating loss. During the year ended June 30, 1997, the Fund credited accumulated net investment loss of $2,350,811, credited accumulated net realized gain on investment of $145,477 and debited paid in capital of $2,496,288, relating to such permanent book and tax differences. Net investment loss and net assets were not affected by the change.

7. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of United States issuers. The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B. MANAGEMENT AND INVESTMENT ADVISORY SERVICES

    The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with the Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and

------------
payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the year ended June 30, 1997, the Investment Adviser earned $2,156,485 from the Fund, of which $214,172 was payable to the Investment Adviser at June 30, 1997.

    PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a fee at an annual rate of .35% of the Fund's average weekly net assets. For the year ended June 30, 1997, the Investment Adviser paid $754,770 to the Philippine Adviser.

    Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of .15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the year ended June 30, 1997, the Trustee earned fees of $323,476, of which $157,888 was payable to the Trustee at June 30, 1997.

    PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of .10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800. For the year ended June 30, 1997, the Administrator earned fees of $215,648, of which $15,549 was payable to the Administrator at June 30, 1997.

    The Fund pays each of its Directors who is not a director, officer or employee of the Investment Adviser, the Philippine Adviser or the Trustee an annual fee of $8,000 plus $750 for each meeting of the Board or of a committee of the Board attended in person plus certain out-of-pocket expenses. Director fees payable at June 30, 1997 were $54,750 which is included in accrued expenses.

    The Fund paid or accrued approximately $160,000 for the year ended June 30, 1997, for legal services to a law firm of which the Fund's secretary is a partner.

C. CAPITAL STOCK

    The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 11,225,000 shares outstanding at June 30, 1997, Clemente Capital, Inc. and PNB Investments Limited each owned 5,000 shares.

D. PORTFOLIO ACTIVITY

    Purchases and sales of securities, other than short-term obligations, aggregated $33,137,151 and $55,927,876, respectively, for the year ended June 30, 1997.

E. OTHER

    The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the initial offering to be invested in the Philippine securities markets, which by its terms ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

    There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

    At June 30, 1997, 98.7% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.

REPORT OF INDEPENDENT ACCOUNTANTS
------------

To the Board of Directors and
Shareholders of
The First Philippine Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Philippine Fund Inc. (the "Fund") at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Thirty South Seventeenth Street
Philadelphia, PA
August 12, 1997

TAX INFORMATION
------------

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (June 30, 1997) as to the U.S. Federal tax status of distributions received by the Fund's shareholders during such fiscal year. Of the $1.50 per share total dividends paid during such fiscal year all $1.50 was derived from net realized long-term capital gains.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. Federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 1997.

SUMMARY OF THE FUND'S DIVIDEND REINVESTMENT PLAN
------------

     The following is a summary of the Fund's Dividend Reinvestment Plan (the "Plan"). Shareholders may participate in the Plan by completing an enrollment card available from American Stock Transfer & Trust Company (the "Plan Agent"), and forwarding it to the address below.

     The Fund intends to distribute to shareholders, at least annually, its net investment income from dividends and interest and, to the extent necessary, its net realized capital gains. Pursuant to the Plan, shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan.

     If the directors of the Fund declare a dividend from net investment income or a capital gains distribution payable either in the Fund's Common Stock or in cash, participants in the Plan will receive shares of Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then the Fund will issue such new shares at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, the next preceding trading day. If the net asset value exceeds the market price of the Fund shares at such time or if the Fund should declare a dividend or distribution payable only in cash, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund valued at the market price on the valuation date. The Fund may not issue shares below net asset value. Accordingly, the Plan Agent, as agent for the participants, will use the amount of the distribution to purchase Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or in any event within 30 days after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information for personal tax records. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 30 days written notice to all shareholders. Participants may terminate participation in the Plan at any time upon giving written notice 30 days prior to the applicable dividend or distribution payment date. Additional information about the Plan may be obtained by writing American Stock Transfer & Trust Company: (the Plan Agent) at 40 Wall Street, 46th Floor, New York, NY 10005. Attention: Shareholder Services: The First Philippine Fund Inc.

REPORT OF THE FUND'S ANNUAL MEETING
------------

The Fund held its annual meeting on October 31, 1996. At the meeting, the shareholders voted to elect four Class III directors for a three year term:
Lilia C. Clemente, Edgardo B. Espiritu, Joseph A. O'Hare, S.J. and Robert B. Oxnam. The shareholders also voted to ratify the selection of Price Waterhouse LLP as the Fund's independent accountants for the year ending June 30, 1997. The results of the voting were as follows:

                                                                                              ABSTENTIONS
                                                                                              AND BROKER
                                                           FOR        AGAINST     WITHHELD     NON-VOTES
                                                        ----------  -----------  -----------  -----------
Lilia C. Clemente.....................................   7,283,309                  184,820
Edgardo B. Espiritu...................................   7,279,303                  188,826
Joseph A. O'Hare, S.J.................................   7,276,999                  191,130
Robert B. Oxnam.......................................   7,279,873                  188,256
Selection of Price Waterhouse LLP.....................   7,399,999      23,727                    44,403


Directors and Officers
============

Peter Favila
Director and Chairman
Lilia C. Clemente
Director and President
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
Stephen Bosworth
Director
M.A.T. Caparas
Director
Adrian C. Cassidy
Director
Edgardo B. Espiritu
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
Valentin A. Araneta
Executive Vice President and Managing Director
Thomas J. Prapas
Treasurer
William H. Bohnett
Secretary
Joaquin G. Hofilena
Vice President
Imelda Singzon
Vice President
Angelito C. Imperio
Assistant Secretary
Maria Distefano
Assistant Secretary

Executive Offices
============
152 West 57th Street, New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700 or access
http://www.clementecapital.com.
For shareholder account inquiries, call
1-800-937-5449)
============
Investment Adviser
Clemente Capital, Inc.
============
Administrator
PFPC Inc.
============
Transfer Agent and Registrar
American Stock Transfer & Trust Company
============
Custodian
Brown Brothers Harriman & Co.
============
Legal Counsel
Fulbright & Jaworski L.L.P.
============
Independent Accountants
Price Waterhouse L.L.P.

                               SUMMARY OF GENERAL
                                   INFORMATION


============
THE FUND
     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.



============
SHAREHOLDER INFORMATION
     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.



============

DIVIDEND REINVESTMENT PLAN

     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.


  This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


                                     [LOGO]

                         The First Philippine Fund Inc.


                                  Annual Report


                                  June 30, 1997